TSX Group and International Securities Exchange

Announce DEX(TM) - A New

Canadian Derivatives Exchange

New Exchange Scheduled To Begin Operations in 2009

MARCH 5, 2007 (For Immediate Release - Toronto, ON and New York, NY)

- TSX Group CEO Richard Nesbitt and International Securities Exchange (ISE) President and CEO David Krell today announced the creation of DEX, a new derivatives exchange to be launched by two of the world's leading marketplaces. DEX, which is scheduled to begin operations in March 2009, will be owned 52% by TSX Group and 48% by ISE and will list and trade options, futures and options on futures on a range of Canadian securities.

DEX will pair TSX's pre-eminent position as the leading Canadian market for Canadian securities together with ISE's superior derivatives trading platform, including OMX's trade match engine and ISE's complementary suite of technology. With a distinct order book and trading rules, DEX will complement TSX Group's exchanges to provide investors with a full suite of trading products and strategies.

"We are excited to announce this new exchange with ISE, a company that has shown great innovation and growth in the very competitive US derivatives market," said Richard Nesbitt, TSX Group's CEO. "Our commitment to customers is to provide innovative products and services and the best trading solutions. With the launch of DEX, we will be offering both cash and derivatives trading, and providing maximum flexibility, to our customers."

ISE President and CEO David Krell said, "We believe this unique opportunity will bring additional value to our members and shareholders as well. We have seen tremendous growth in ISE's derivatives offering across the US, and we see this alliance as a first step in expanding our international footprint. Working with a leading exchange group like TSX Group is clearly a natural fit."

Between now and the launch in 2009, professionals from both TSX Group and ISE will work on the implementation strategy. Robert Fotheringham, TSX Group's Vice-President of Trading, and Thomas Ascher, ISE's Chief Strategy Officer, are leading the initiative. Mr. Nesbitt added, "We have a busy agenda and exciting opportunities ahead of us with the end result being a world-class derivatives exchange for Canada. This is truly an exciting time for our markets and we look forward to the launch of DEX in 2009."

"We are pleased to be executing on one of our key strategic initiatives to deliver ISE's derivatives expertise and trading capabilities to the international marketplace. This venture with TSX Group will create a new platform to expand the trading alternatives available for investors in Canadian securities and will clearly benefit the Canadian market," said Mr. Krell.

The anticipated cost of setting up this new exchange between now and the launch in March 2009 is approximately $26 million (Canadian). The costs will be split between TSX Group and ISE according to the share ownership of the new initiative.

This binding arrangement between TSX Group and ISE is subject to certain usual and customary conditions, including applicable regulatory filings and approvals, and is subject to termination in certain circumstances.

Certain statements constitute forward-looking statements and are not historical facts but are based on certain assumptions and reflect TSX Group's current expectations regarding future results or events. These statements are subject to a number of risks and uncertainties that could cause actual results or events to differ materially. Some of the risk factors that could cause actual results or events to differ materially from current expectations are outlined in TSX Group's Annual Report, Quarterly Reports and Annual Information Form filed with securities regulators from time to time.

Certain matters discussed in this press release are "forward looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or ISE's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause ISE's actual results, levels of activity, performance or achievements, to be materially different from those contemplated by the forward looking statements. ISE undertakes no ongoing obligation, other than that imposed by law, to update these statements. Factors that could affect ISE's results, levels of activity, performance or achievements and cause them to materially differ from those contained in the forward looking statements can be found in ISE's filings with the Securities and Exchange Commission, including ISE's annual report on Form 10-K, current reports on Form 8-K and quarterly reports on Form 10-Q, as amended.

Events Scheduled for March 5 (Eastern Standard Time)

8:30 a.m. Joint TSX/ISE Analyst Call

TSX Group Inc. and ISE will hold an Analyst Call at 8:30 a.m. this morning to discuss today's announcement.

Phone numbers for the live call are: 416-644-3430 and 1-800-590-1817

Richard Nesbitt, Chief Executive Officer, TSX Group and David Krell, International Securities Exchange President and CEO, along with the CFOs of both corporations, will participate on the call. An audio replay of the conference call will be available at 416-640-1917 and 1-877-289-8525, passcode 21221534#.

The audio web cast of the conference call will also be available on TSX Group's website at www.tsx.com, under Investor Relations and on the International Securities Exchange website at http://www.iseoptions.com/ under the Investor Relations section.

10:00 a.m. TSX/ISE Joint News Conference

TSX Group CEO Richard Nesbitt and International Securities Exchange President and CEO David Krell will hold a news conference at 10:00 a.m. March 5 in the TSX Gallery. A live feed of the news conference will be available in TSX Group's Montreal office. For an audio feed of the news conference, dial in at 416-644-3432 or 1-800-590-1508. An audio replay of the news conference will be available by calling 416-640-1917 or 1-877-289-8525, passcode 21221563#.

Toronto: TSX Broadcast Centre, Main Floor, 130 King Street West, Toronto (King and York Streets)

Montreal: TSX Group Montreal Office, Suite 1100, 1000 Sherbrooke Street West Montreal, QC

Television Editors -- Media may pick up a feed from the TOC (television operations centre) for the news conference. The feed is named TSX Transmit 2 and is produced at the TSX and sent live to the TOC.

About TSX Group Inc. (TSX-X)

TSX Group operates Canada's two national stock exchanges, Toronto Stock Exchange serving the senior equity market and TSX Venture Exchange serving the public venture equity market, Natural Gas Exchange (NGX), a leading North American exchange for the trading and clearing of natural gas and electricity contracts and Shorcan Brokers Limited, the country's first fixed income inter- dealer broker. TSX are the initials attached to the core equity operations of TSX Group (www.tsx.com): Toronto Stock Exchange, TSX Venture Exchange, TSX Markets, TSX Datalinx, and TSX Technologies. TSX Group is headquartered in Toronto and maintains offices in Montreal, Winnipeg, Calgary and Vancouver.

About ISE

International Securities Exchange Holdings, Inc. (NYSE: ISE), through its subsidiaries, operates a family of innovative securities markets. ISE is founded on the principle that technology and competition create better, more efficient markets for investors and consists of an options exchange, a stock exchange and an alternative markets platform. ISE continually enhances its trading systems and develops new products to provide investors with the best marketplace and investment tools to trade smarter.

ISE developed a unique market structure for advanced screen-based trading systems and in May 2000 launched the first fully-electronic US options exchange. Currently, ISE operates the largest U.S. equity options exchange and is among the leading options exchanges in the world. ISE offers index options, including a portfolio of proprietary index products, and enhanced market data products for sophisticated investors. ISE FX Options(TM) are slated to launch in 2007.

ISE Stock Exchange, launched in September 2006 with strategic partners, includes an innovative MidPoint Match(TM) platform which offers investors continuous price improvement. MidPoint Match was integrated with a fully- displayed Best Bid Offer market in the fourth quarter of 2006.

ISE's alternative markets business currently consists of an events market trading platform known as Longitude. Longitude's patented and proprietary technology provides a unique parimutuel structure for derivatives auctions which results in greater trading and pricing flexibility for market participants.

For more information about ISE and its options exchange, visit www.iseoptions.com and for more information about ISE Stock Exchange, visit www.isestock.com. Additionally, to learn more about ISE alternative markets technology, visit www.longitude.com.

TSX Contacts:

Media:

Steve Kee

Director, Media & Marketing

TSX Group Inc.

Toronto Office: (416) 947-4682, Toll Free: 1-888-873-8392, Cellular: (416) 358-3714, Vancouver Office: (604) 602-6902

Calgary Office: (403) 218-2892

steve.kee@tsx.com

Sylvin Gauthier

Information Coordinator Montreal Office: (514) 788-2414 sylvin.gauthier@tsx.com

Investors:

Michael Ptasznik

Chief Financial Officer, TSX Group Inc.

416-947-4791

Michael.ptasznik@tsx.com

ISE Contacts:

Media:

Molly H. McGregor

International Securities Exchange

212-897-0275

mmcgregor@iseoptions.com

Investors:

Thomas Gibbons

International Securities Exchange

212-897-8167

tgibbons@iseoptions.com